Robert A. Schwartz
732.448.2548 rschwartz@windelsmarx.com	120 Albany Street Plaza | New Brunswick, NJ 08901 T. 732.846.7600 | F. 732.846.8877

November 21. 2012

United States Securities and Exchange Commission

100 F Street, NE

Washington D.C. 20549

Re:	North Jersey Community Bancorp, Inc. (the “Company”)
CIK—0001462694

Dear Sir or Madam:

Pursuant to the procedure set forth in Section 6(e) of the Jumpstart Our Business Startups Act, we are submitting to the Commission, on behalf of North Jersey Community Bancorp, Inc, a New Jersey corporation which qualifies as an “emerging growth company”, a draft registration statement for confidential, non-public review.

Please note that the shareholders of the Company are being asked at a special meeting of the shareholders, to be held on Monday, November 26, 2012, to amend the Company’s Certificate of Incorporation so as to change the name of the Company to “ConnectOne Bancorp, Inc.”. Upon the due authorization of this amendment by the Company’s shareholders, the Board of Directors intends to promptly file such amendment. As a result, any amendments to the accompanying registration statement will be under the Company’s new name, which will then be effective.

Please do not hesitate to contact us with questions or concerns regarding the foregoing.

Best regards,

/s/ Robert A. Schwartz
Robert A. Schwartz

Enclosure

cc:	North Jersey Community Bancorp, Inc.